SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549

                                        FORM 8-K

                   Current Report Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



                                     March 19, 1997
                    Date of Report (Date of earliest event reported)



                               CALIFORNIA MICROWAVE, INC.
                 (Exact name of registrant as specified in its charter)


             Delaware                 0-7428              94-1668412
             (State or other          (Commission         (IRS Employer
             jurisdiction of          File Number)        Identification No.)
             incorporation)


                    555 Twin Dolphin Drive, Redwood City, California 94065
                     (Address of principal executive offices)  (Zip Code)


             (Registrant's telephone number, including area code):  415/596-9000

























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                       Item 5.  Other Events.

                       On March 19, 1997, California Microwave, Inc. (the
             "Company") issued the press release attached as Exhibit 99.1 hereto announcing that General Al Gray, former Commandant of the Marine Corps and a member of the Board of Directors, will take over from Dr. David B. Leeson as Chairman of the Board.

                       Item 7.  Financial Statements and Exhibits.

                  (c)  Exhibits

                       99.1 Press Release of California Microwave, Inc.
                            dated March 19, 1997.


                                       SIGNATURE

                       Pursuant to the requirements of the Securities
             Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CALIFORNIA MICROWAVE, INC.
                                           (Registrant)



                                      By:  /s/ Gilbert F. Johnson
                                           _______________________________
                                      Name:     Gilbert F. Johnson
                                      Title:    President,
                                                Chief Operating Officer



             Dated:  March 28, 1997

















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                                     EXHIBIT INDEX


                  Exhibit No.         Description of Exhibit


                  99.1                Press Release of California
                                      Microwave, Inc. dated March 19, 1997















































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